Exhibit 99.1

PIPELINE CLAIMS D/B/A BLUEWAVE TECHNOLOGY

FINANCIAL STATEMENTS

With Independent Auditors’ Report

DECEMBER 31, 2010 AND 2009

PIPELINE CLAIMS D/B/A BLUEWAVE TECHNOLOGY

FINANCIAL STATEMENTS

With Independent Auditors’ Report

DECEMBER 31, 2010 AND 2009

Independent Auditors’ Report

1

Balance Sheets as of December 31, 2010 and 2009

2

Statements of Operations for the Years Ended

December 31, 2010 and 2009

3

Statements of Changes in Division’s Equity

4

for the Years Ended December 31, 2010 and 2009

Statements of Cash Flows

for the Years Ended December 31, 2010 and 2009

5 - 6

Notes to Financial Statements

 7 - 13

INDEPENDENT AUDITORS’ REPORT

To the Shareholder of

Bluewave Technology

We have audited the accompanying balance sheets of Pipeline Claims d/b/a Bluewave Technology as of December 31, 2010 and 2009 and the related statements of operations, changes in division’s equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in The United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Pipeline Claims dba Bluewave Technology’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Pipeline Claims is a division of Bluewave Technology. These financial statements are a presentation of Pipeline Claims division only. Pipeline Claims is economically dependent on capital contributions from its parent company and affiliates.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pipeline Claims d/b/a Bluewave Technology as of December 31, 2010 and 2009 and the results of its operations and cash flows for the years then ended in conformity with generally accepted accounting principles in the United States of America.

Demetrius & Company, L.L.C.

Wayne, New Jersey

March 13, 2012

PIPELINE CLAIMS D/B/A BLUEWAVE TECHNOLOGY

BALANCE SHEETS

DECEMBER 31, 2010 AND 2009

	2010	2009

Current Assets:
Cash and cash equivalents	$1,962,818	$1,179,539
Accounts receivable	184,053	38,079
Prepaid expenses	18,345	10,672

Total Current Assets	2,165,216	1,228,290

Computer hardware, at cost, net	—	—
Furniture and fixtures, at cost, net	—	—

	$2,165,216	$1,228,290

Current Liabilities:
Accounts payable to Hoike Holdings (Affiliate)	$12,403	$7,731
Accounts payable	206,401	140,763
Accrued expenses	96,567	74,431
Deferred revenue	66,670	25,000

Total Current Liabilities	382,041	247,925

Division’s Equity (Deficit):
Contributed capital	7,489,305	5,489,305
Accumulated deficit	(5,706,130)	(4,508,940)

Total Division’s Equity	1,783,175	980,365

	$2,165,216	$1,228,290

The accompanying notes are an integral part of the statements.

PIPELINE CLAIMS D/B/A BLUEWAVE TECHNOLOGY

STATEMENTS OF OPERATIONS

YEARS ENDED DECEMBER 31, 2010 AND 2009

	2010	2010

Revenues:
Product sales	$225,000	$175,000
Consulting fees	811,713	283,350
Maintenance fees	73,330	—

Total revenues	1,110,043	458,350

Costs and expenses:
Cost of product sales	6,253	34,625
Research and development expenses	1,974,068	1,365,504
Advertising and Marketing expenses	125,646	154,303
General and administrative expenses	951,865	938,978
Depreciation	—	14,014

Total costs and expenses	3,057,831	2,507,424

Loss from operations	(1,947,788)	(2,049,074)

Other income (expense):
Loss on disposal of fixed assets	—	(15,218)

Total other income (expense)	—	(15,218)

Loss before credit for taxes	(1,947,788)	(2,064,292)

Credit for taxes	(750,598)	(827,479)

Net Loss	$(1,197,190)	$(1,236,813)

The accompanying notes are an integral part of the statements.

PIPELINE CLAIMS D/B/A BLUEWAVE TECHNOLOGY

STATEMENTS OF CHANGES IN DIVISION’S EQUITY

YEARS ENDED DECEMBER 31, 2010 AND 2009

	CONTRIBUTED CAPITAL	ACCUMULATED DEFICIT	TOTAL

Balance December 31, 2008	$5,489,305	$(3,272,127)	$2,217,178

Net loss		(1,236,813)	(1,236,813)

Balance December 31, 2009	5,489,305	(4,508,940)	980,365

Contributed capital	2,000,000		2,000,000

Net loss		(1,197,190)	(1,197,190)

Balance December 31, 2010	$7,489,305	$(5,706,130)	$1,783,175

The accompanying notes are an integral part of the statements.

PIPELINE CLAIMS D/B/A BLUE WAVE TECHNOLOGY

STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2010 AND 2009

	2010	2009

Cash flows from operating activities:
Cash received from customers	$1,005,739	$445,272
Cash paid to suppliers and employees	(2,973,058)	(2,367,456)
Income taxes refunded	750,598	827,479

Net Cash Used in Operating Activities	(1,216,721)	(1,094,705)

Cash flows from investing activities:
Purchase of property improvements		(12,772)

Net Cash Used in Investing Activities	—	(12,772)

Cash flows from financing activities:
Capital contributed	2,000,000

Net Cash Provided by Financing Activities	2,000,000	—

Net Increase (Decrease) in Cash and Cash Equivalents	783,279	(1,107,477)

Cash and Cash Equivalents, Beginning of Year	1,179,539	2,287,016

Cash and Cash Equivalents, End of Year	$1,962,818	$1,179,539

Noncash investing and financing activities
None	$—	$—

The accompanying notes are an integral part of the statements.

PIPELINE CLAIMS D/B/A BLUE WAVE TECHNOLOGY

STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2010 AND 2009

	2010	2009

Reconciliation of net loss to net cash used in operating activities:

Net loss	$(1,197,190)	$(1,236,813)

Adjustments to reconcile net loss to net cash used in operating activities:

Depreciation	—	14,014
Impairment loss on fixed assets	—	15,218
(Increase) decrease:
Accounts receivable	(145,974)	(38,079)
Prepaid expenses	(7,673)	(8,465)
Increase (decrease):
Accounts payable	65,638	134,145
Accounts payable — related parties	4,672	2,940
Accrued expense	22,136	(2,665)
Deferred revenue	41,670	25,000

Total Adjustments	(19,531)	142,108

Net Cash Used in Operating Activities	$(1,216,721)	$(1,094,705)

The accompanying notes are an integral part of the statements.

PIPELINE CLAIMS D/B/A BLUEWAVE TECHNOLOGY

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010 AND 2009

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Description of Business

Pipeline Claims doing business as Bluewave Technology (“Bluewave” or “Company”) is a division of Hoike Services, Inc. (“Hoike”) whose parent Hoike Holdings, LLC is a wholly-owned subsidiary of Tradewind Capital Group which is a wholly-owned subsidiary of Island Holdings, Inc. Bluewave is an IT solutions and services Division with expertise in providing secure, flexible applications that address the needs of property and casualty insurers throughout the United States of America.

Basis of Preparation

These financial statements are presented in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America.

Use of Estimates

The preparation of these financial statements in accordance with GAAP in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, at the date of the financial statements and reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers highly liquid financial instruments purchased with original maturity of three months or less to be cash equivalents.

Accounts Receivable

The Company performs ongoing credit evaluations of its customers. Accounts receivable are recorded at invoiced amounts, net of estimated allowances for doubtful accounts. The allowance for doubtful accounts is estimated based on an assessment of the Company’s ability to collect. An allowance for doubtful accounts is provided when the Company determines that a delinquent account is not collectable. The Company writes-off accounts receivable against the allowance when it determines a balance is uncollectible and no longer actively pursues collection. At December 31, 2010 and 2009, management has determined that no allowance was required.

PIPELINE CLAIMS D/B/A BLUEWAVE TECHNOLOGY

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010 AND 2009

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Fixed Assets and Related Depreciation and Amortization

Purchases of fixed assets are recorded at cost. Depreciation is calculated using the straight-line method over the estimated useful lives of the respective assets, ranging from 3 to 7 years. Additions and betterments are capitalized, whereas maintenance and repairs are charged to expense as incurred. Upon sale or retirement, the cost and related accumulated depreciation are eliminated from the respective accounts and any resulting gain or loss is reported in the statement of operations.

Impairment of Long-Lived Assets

The Company regularly reviews long-lived assets for indicators of impairment. Management’s judgments regarding the existence of impairment indicators are based on performance. When such factors and circumstances exist, projected undiscounted future cash flows associated with the future use and disposal of the related asset or group of assets are compared to their respective carrying amounts. Impairment losses are measured as the amount by which the carrying value of an asset exceeds its market value (when available) or discounted expected cash flows of those assets, and is recorded in the period in which the determination is made. For the year ended December 31, 2009, non-cash impairment charge of long-lived assets of $15,218 was incurred.

Product Development Costs

Certain software development costs for computer software products incurred subsequent to the establishment of technological feasibility and after all research and development activities for the other components of the product have been met are subject to capitalization and are amortized over the estimated life of the related product.

For the years ended December 31, 2010 and 2009, costs incurred subsequent to the establishment of technological feasibility have been immaterial, and all software development costs have been charged to research and development expense in the statements of operations.

PIPELINE CLAIMS D/B/A BLUEWAVE TECHNOLOGY

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010 AND 2009

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Revenue Recognition

Revenues are recognized in accordance with Accounting Standards Codification (“ASC”) 986-605, Software Revenue Recognition. Revenue from the sale of software licenses is recognized when standardized software modules are delivered to and accepted by the customer, the license term has begun, milestones have been met, the fee is fixed or determinable and collectability is probable. Revenue from software maintenance contracts and ASP services are recognized ratably over the lives of the contracts. Revenue from professional services is recognized when the service is provided.

Revenue arrangements exist in which a customer may purchase a combination of software, maintenance and support, and professional services (multiple-element arrangements). When vendor-specific objective evidence (“VSOE”) of fair value exists for all elements, revenue is allocated to each element based on the relative fair value of each element. VSOE of fair value is established by the price charged when that element is sold separately. For maintenance and support, VSOE of fair value is established by renewal rates, when they are sold separately. For arrangements where VSOE of fair value exists only for the undelivered elements, the full fair value of the undelivered elements is deferred, and the difference between the total arrangement fee and the amount deferred for the undelivered items is recognized as revenue, assuming all other criteria for revenue recognition have been met.

Risk Concentrations

Financial instruments which potentially subject us to concentrations of credit risk consist principally of cash and cash equivalents and trade accounts receivable. Cash and cash equivalents are maintained with high quality financial institutions with investment grade ratings. Management believes that the amount of cash beyond insured amounts at December 31, 2010 is not at significant risk.

Concentrations of credit risk with respect to trade accounts receivable are significant due to having only a few customers, principally major insurance companies. As of December 31, 2010 and 2009, two customers accounted for 100% of the accounts receivable portfolio. Management routinely assesses the financial strength of customers, and, based upon factors concerning credit risk, establishes an allowance for doubtful accounts.

PIPELINE CLAIMS D/B/A BLUEWAVE TECHNOLOGY

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010 AND 2009

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Advertising Expense

Advertising costs are expensed as incurred. Advertising expense in 2010 and 2009 was $125,646 and $154,303, respectively, and is reported as a component of advertising and marketing expense.

Research and Development

Research and development costs are charged to operations when incurred.

Warranties

Licensed software is covered under warranty for 90 days following installation. During the 90 day period, the Company will remedy customer complaints so that the software will operate as specified. Maintenance fees are charged to the customer following the 90 day period.

Expenditures during the 90 day period are charged to operating expenses. There was no warranty accrual at December 31, 2010 and 2009.

Deferred Revenues

Deferred revenues represents amounts billed to or collected from customers for which the related revenues have not been recognized because one or more of the revenue criteria have not been met.

Income Taxes

Income tax expense (or benefit) is the sum of deferred tax expense (or benefit) and income taxes currently payable (or refundable). Deferred tax expense (or benefit) is the change during the year in a company’s deferred tax liabilities and assets. Deferred tax liabilities and assets are determined based on differences between financial reporting and tax bases of assets and liabilities, and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

Bluewave’s parent company files consolidated Federal and state income tax returns. Under the tax allocation agreement, each subsidiary provides for and settles income taxes with the parent company as if it would have filed on a separate return basis.

PIPELINE CLAIMS D/B/A BLUEWAVE TECHNOLOGY

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010 AND 2009

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Division Equity

The Parent company and its affiliates contribute capital to Pipeline Claims division on an as needed basis. As of December 31, 2010 and 2009, capital contributed totaled $7,489,305 and $5,489,305, respectively.

Subsequent Events

Management has evaluated subsequent events for potential recognition and disclosure as of March 13, 2012, which is the date the financial statements were available to be issued.

New Authoritative Accounting Pronouncements

The Company does not anticipate the adoption of recently issued accounting pronouncements to have a significant effect on the Company’s results of operations, financial position or cash flows.

2.	INCOME TAXES

The provision (credit) for income taxes is comprised of the following:

	2010	2009
Current
Federal	$(610,381)	$(629,482)
State	(189,211)	(201,876)
	(799,592)	(831,358)

Deferred
Federal	43,115	3,414
State	5,879	465
	48,994	3,879

	$(750,598)	$(827,479)

There were no Pipeline Claims components of the deferred tax asset (liability) as of December 31, 2010 and 2009.

PIPELINE CLAIMS D/B/A BLUEWAVE TECHNOLOGY

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010 AND 2009

2.	INCOME TAXES (continued)

There was no valuation allowance at December 31, 2010 and 2009.

At December 31, 2010 and 2009, the Company had no material unrecognized tax benefits and no adjustments to liabilities or operations were required. The Company had no liabilities for uncertain tax positions at December 31, 2010 and 2009.

The Company files Federal, Hawaii and other states income tax returns. The Company is no longer subject to income tax examinations by tax authorities for years before 2005 for Federal and 2005 for Hawaii.

The Company recognizes interest accrued and penalties related to unrecognized tax benefits, if any, in interest and operating expenses. No interest or penalties were recorded as of December 31, 2010 and 2009.

3.	RELATED PARTIES TRANSACTIONS

The Company is allocated expenses from different groups within Island Holdings, Inc. consolidated entity. Expenses allocated include executive officer, accounting and IT personnel salaries and benefits, rent, professional fees and insurance. Total allocated expenses for the years ended December 31, 2010 and 2009 were $281.938 and $285,938, respectively.

4.	COMPUTER HARDWARE AND FURNITURE

	2010	2009
Computer hardware	$62,594	$62,594
Furniture and fixtures	57,690	57,690
	120,284	120,284
Less: Accumulated Depreciation	120,284	120,284

	$—	$—

5.	401K PLAN

The Company is part of its parent and affiliated companies’ 401K Plan for eligible employees. Contributions are calculated on a percentage of the employee's eligible annual salary, including bonuses as defined by the plan. Pension expense for the years ended 2010 and 2009 was $26,063 and $27,502, respectively.

PIPELINE CLAIMS D/B/A BLUEWAVE TECHNOLOGY

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010 AND 2009

6.	LEGAL CONTINGENCIES

In the normal course of business, the Company is involved in claims or potential litigation. While the amounts claimed could be material, the ultimate liability cannot now be determined because of the uncertainties that exist. Therefore the possibility exists that the results of operations or liquidity can be affected by certain contingencies. However, based on facts currently available, management believes the outcome of these claims or potential litigation will not have a material adverse effect on the Company’s financial position.

7.	ECONOMIC DEPENDENCY

The Pipeline Claims division is dependent on its Parent and its affiliates for capital funding for its software development product.

8.	SUBSEQUENT EVENT

On December 30, 2011, Hoike sold certain assets and certain liabilities (“net assets”) of its division Pipeline Claims to Cover-All Systems, Inc., a wholly-owned subsidiary of Cover-All Technologies, Inc. for $1,100,000 and up to $750,000 earn out based upon business performance over the next five years. The sale was made pursuant to the terms and conditions of the asset purchase agreement, in which the details are not included in these financial statements.